UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2005

Propex Fabrics Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

260 The Bluffs, Austell, Georgia 30168

(Address of Principal Executive Offices)

(770) 941-1711

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Propex Fabrics Inc., dated November 14, 2005, reporting Propex Fabrics Inc.’s results for the three and nine months ended September 30, 2005. The information contained in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01(c). Exhibits.

Exhibit 99.1	Press Release of Propex Fabrics Inc., dated November 14, 2005, reporting Propex Fabrics Inc.’s financial results for the three and nine months ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX FABRICS INC.
(REGISTRANT)

Date: November 14, 2005	By:	/s/ PHILIP D. BARNES
Philip D. Barnes
Chief Financial Officer

Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of Propex Fabrics Inc., dated November 14, 2005, reporting Propex Fabrics Inc.’s financial results for the three and nine months ended September 30, 2005.